UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2013

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2013, the Registrant’s Chairman of the Board and principal executive officer, Gary Y. Kusumi, informed the Registrant’s Board of Directors that he will retire from employment with the Registrant when his current Executive Employment Agreement expires on October 1, 2013. Mr. Kusumi’s Executive Employment Agreement, dated January 4, 2011 and effective October 1, 2010, is hereby incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the Commission on January 10, 2011, File No. 000-50795 (“Employment Agreement”).

To facilitate the transition of Mr. Kusumi’s duties, the Registrant has appointed its current Executive Vice President and Chief Financial Officer, Michael J. McClure, age 52, to the position of Acting Chief Executive Officer (“Acting CEO”), which will report to the Board of Directors. Mr. McClure joined the Registrant in May 2007, as Senior Vice President of Financial Planning and Analysis. In November 2007, Mr. McClure was promoted to Registrant’s Executive Vice President and Chief Financial Officer. Prior to joining the Registrant, Mr. McClure was Interim Chief Accounting Officer and a Managing Director of the Finance department of Residential Capital Corporation from 2004 to May 2007. From 1998 through 2003, Mr. McClure served in a variety of roles with Kemper Insurance, with most of his time spent as the Vice President of Finance. Mr. McClure is a Certified Public Accountant and holds an MBA in finance and business economics from the University of Chicago and a BBA in accounting from the University of Notre Dame. The terms and conditions of Mr. McClure’s employment continue to be subject to his Second Amended and Restated Executive Employment Agreement, dated January 7, 2011 and effective December 1, 2010, which is hereby incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the Commission on January 10, 2011, File No. 000-50795.

Effective April 4, 2013 (the “Effective Date”), the Registrant and Mr. Kusumi entered into an Executive Transition Addendum to the Executive Employment Agreement (the “Transition Addendum”). The Transition Addendum provides for Mr. Kusumi’s continued employment in accordance with the terms and conditions of his Employment Agreement through October 1, 2013. Mr. Kusumi’s direct reports will transition their reporting responsibilities to the Acting CEO as of the Effective Date. Mr. Kusumi will assist and advise the Acting CEO during the remainder of his employment term with the Registrant. None of these activities will constitute “Good Reason” under the Employment Agreement. Mr. Kusumi will be nominated for a position on the Registrant’s Board of Directors for the 2013-2014 term to be voted on by the Registrant’s shareholders at the Registrant’s next annual shareholder meeting.

The description of the terms of the Transition Addendum as set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, including exhibits, a true and correct copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Executive Transition Addendum to Executive Employment Agreement, effective April 4, 2013.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

Date: April 5, 2013	By:	/s/ Joseph G. Fisher
	Name:	Joseph G. Fisher
	Title:	Executive Vice President and General Counsel